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                                                                   EXHIBIT 99.02

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                          CC MASTER CREDIT CARD TRUST
                (Formerly Chevy Chase Master Credit Card Trust)
                                 SERIES 1995-1

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

RECEIVABLES


Beginning of the Month Principal Receivables:                                                           $            598,161,768.38
Beginning of the Month Finance Charge Receivables:                                                      $             30,954,886.43
Beginning of the Month Discounted Receivables:                                                          $                      0.00
Beginning of the Month Total Receivables:                                                               $            629,116,654.81


Removed Principal Receivables:                                                                          $                      0.00
Removed Finance Charge Receivables:                                                                     $                      0.00
Removed Total Receivables:                                                                              $                      0.00


Additional Principal Receivables:                                                                       $                      0.00
Additional Finance Charge Receivables:                                                                  $                      0.00
Additional Total Receivables:                                                                           $                      0.00


Discounted Receivables Generated this Period:                                                           $                      0.00


End of the Month Principal Receivables:                                                                 $            590,840,348.77
End of the Month Finance Charge Receivables:                                                            $             30,378,449.01
End of the Month Discounted Receivables:                                                                $                      0.00
End of the Month Total Receivables:                                                                     $            621,218,797.78


Special Funding Account Balance                                                                         $                      0.00
Aggregate Invested Amount (all Master Trust Series)                                                     $             76,250,000.00
End of the Month Seller Amount                                                                          $            514,590,348.77
End of the Month Seller Percentage                                                                                            87.09%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                                                                  RECEIVABLES

      30-59 Days Delinquent                                                                             $             12,967,303.43
      60-89 Days Delinquent                                                                             $              8,585,590.19
      90+ Days Delinquent                                                                               $             17,752,088.88
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

      Total 30+ Days Delinquent                                                                     $                39,304,982.50
      Delinquent Percentage                                                                                                   6.33%

Defaulted Accounts During the Month                                                                 $                 3,530,693.60
Annualized Default Percentage                                                                                                 7.08%

Principal Collections                                                                                                75,841,509.98
Principal Payment Rate                                                                                                       12.68%

Total Payment Rate                                                                                                           13.66%


INVESTED AMOUNTS


      Class A Initial Invested Amount                                                               $               273,750,000.00
      Class B Initial Invested Amount                                                               $                26,250,000.00

INITIAL INVESTED AMOUNT                                                                             $               300,000,000.00

      Class A Invested Amount                                                                       $                45,625,000.00
      Class B Invested Amount                                                                       $                30,625,000.00

INVESTED AMOUNT                                                                                     $                76,250,000.00

FLOATING ALLOCATION PERCENTAGE                                                                                               16.56%
PRINCIPAL ALLOCATION PERCENTAGE                                                                                              58.51%


MONTHLY SERVICING FEE                                                                               $                    95,312.50

INVESTOR DEFAULT AMOUNT                                                                             $                   584,725.23


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                                                                  69.09%

      Class A Finance Charge Collections                                                            $                 1,225,370.38
      Other Amounts                                                                                 $                         0.00
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

TOTAL CLASS A AVAILABLE FUNDS                                                                       $                 1,225,370.38


      Class A Monthly Interest                                                                      $                   267,896.38
      Class A Servicing Fee                                                                         $                    57,031.25
      Class A Investor Default Amount                                                               $                   403,958.59

TOTAL CLASS A EXCESS SPREAD                                                                         $                   496,484.16


REQUIRED AMOUNT                                                                                     $                         0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                                                  30.91%

      Class B Finance Charge Collections                                                            $                   555,336.28
      Other Amounts                                                                                 $                         0.00

TOTAL CLASS B AVAILABLE FUNDS                                                                       $                   555,336.28


      Class B Monthly Interest                                                                      $                   183,776.58
      Class B Servicing Fee                                                                         $                    38,281.25


TOTAL CLASS B EXCESS SPREAD                                                                         $                   333,278.45


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                                                 $                   829,762.61


      Excess Spread Applied to Required Amount                                                      $                         0.00

      Excess Spread Applied to Class A Investor                                                     $                         0.00
      Charge Offs

      Excess Spread Applied to Class B Items                                                        $                   180,776.64

      Excess Spread Applied to Class B Investor                                                     $                         0.00
      Charge Offs
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

      Excess Spread Applied to Monthly Cash                                                            $                    312.83
      Collateral Fee

      Excess Spread Applied to Cash Collateral                                                         $                      0.00
      Account

      Excess Spread Applied to other amounts owed                                                      $                      0.00
      Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                                            $                648,683.14


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                                                      $                648,683.14


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                                         $                      0.00
SERIES 1995-1

      Excess Finance Charge Collections Applied to                                                     $                      0.00
      Required Amount

      Excess Finance Charge Collections Applied to                                                     $                      0.00
      Class A Investor Charge Offs

      Excess Finance Charge Collections Applied to                                                     $                      0.00
      Class B Items

      Excess Finance Charge Collections Applied to                                                     $                      0.00
      Class B Investor Charge Offs

      Excess Finance Charge Collections Applied to                                                     $                      0.00
      Monthly Cash Collateral Fee

      Excess Finance Charge Collections Applied to                                                     $                      0.00
      Cash Collateral Account

      Excess Finance Charge Collections Applied to                                                     $                      0.00
      other amounts owed Cash Collateral Depositor

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

YIELD AND BASE RATE --


      Base Rate (Current Month)                                                                                               7.29%
      Base Rate (Prior Month)                                                                                                 7.59%
      Base Rate (Two Months Ago)                                                                                              7.80%

THREE MONTH AVERAGE BASE RATE                                                                                                 7.56%

      Portfolio Yield (Current Month)                                                                                        14.49%
      Portfolio Yield (Prior Month)                                                                                          11.95%
      Portfolio Yield (Two Months Ago)                                                                                       14.40%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                                                          13.61%


PRINCIPAL COLLECTIONS --


CLASS A PRINCIPAL PERCENTAGE                                                                                                 91.25%

      Class A Principal Collections                                                                    $             40,493,865.93

CLASS B PRINCIPAL PERCENTAGE                                                                                                  8.75%

      Class B Principal Collections                                                                    $              3,882,973.45

TOTAL PRINCIPAL COLLECTIONS                                                                            $             44,376,839.38


INVESTOR DEFAULT AMOUNT                                                                                $                584,725.23


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                      $                      0.00
SERIES


CLASS A AMORTIZATION --

      Controlled Amortization Amount                                                                   $             22,812,500.00
      Deficit Controlled Amortization Amount                                                           $                      0.00

CONTROLLED DISTRIBUTION AMOUNT                                                                         $             22,812,500.00

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

CLASS B AMORTIZATION --

      Controlled Amortization Amount                                                                $                         0.00
      Deficit Controlled Amortization Amount                                                        $                         0.00

CONTROLLED DISTRIBUTION AMOUNT                                                                      $                         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                                                 $                22,149,064.61
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                                        $                         0.00

CLASS B INVESTOR CHARGE OFFS                                                                        $                         0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                             $                         0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                                             $                         0.00


CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                                                               $                 6,946,875.00
      Available Cash Collateral Amount                                                              $                 6,946,875.00


INTEREST RATE CAP PAYMENTS --

      Class A Interest Rate Cap Payments                                                            $                         0.00
      Class B Interest Rate Cap Payments                                                            $                         0.00


TOTAL DRAW AMOUNT                                                                                   $                         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                                     $                         0.00

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                                       First USA Bank, National Association,
                                       as Servicer



                                       By:    /s/ Tracie Klein
                                          ---------------------------------
                                                Tracie H. Klein
                                                First Vice President